                                                                    Exhibit 10.2


                      SECURED FULL RECOURSE PROMISSORY NOTE

U.S. $25,000,000                                                November 2, 2001


     FOR VALUE RECEIVED, the undersigned, William T. Coleman, III (the "Employee") and Claudia L. Coleman (the "Borrower", together with the Employee, the "Borrowers"), jointly and severally, promise to pay to the order of BEA Systems, Inc., a Delaware corporation (the "Lender", which such term includes any successors and assigns thereof), at 2315 North First Street San Jose, California 95151 (or at such other place as the Lender may from time to time designate by written notice to the Borrowers), in lawful money of the United States, the principal sum of Twenty-five Million Dollars ($25,000,000), or such lesser amount of Loans (as defined below) that shall be or remain outstanding under the terms of this Note, plus interest which shall accrue on the unpaid principal balance of this Note.

     This Note shall be subject to following terms:

     1. Loans.
        -----

        (a) Prior to the occurrence of the Maturity Date (as defined in Section
2) or a Maturity Event (as defined in Section 4), the Lender shall make loans (each a "Loan" and collectively the "Loans") to the Borrowers from time to time, not to exceed in the aggregate Twenty-Five Million Dollars ($25,000,000) (the "Line of Credit"). Once repaid, the Loans may not be reborrowed.

        (b) At any time and from time to time prior to the occurrence of a Maturity Date or a Maturity Event, the Borrowers may request in writing that the Lender make a Loan to the Borrowers under the Line of Credit, indicating the date and amount of the Loan, in the minimum amount of $1,000,000 and integral multiples thereof, no later than 5:00 p.m., Pacific time, on the date five Business Days preceding the proposed date of such borrowing. The Lender shall be entitled to act on the instructions of any person identifying him or herself as acting on behalf of the Borrowers and the Borrowers shall be bound thereby in the manner as if the person were actually acting on behalf of the Borrowers. The Borrowers agree to indemnify, defend, protect and hold the Lender harmless from any and all claims, damages, liabilities, losses, costs and expenses (including attorney's fees) which may arise or be created by the acceptance of instructions for making loans. "Business Day" shall mean any day other than a Saturday, Sunday or public holiday or the equivalent for banks in San Francisco, California.

        (c) The Borrowers agree that the Lender may evidence each Loan by entry on its books of the date, amount and repayment date of each Loan and all payments made on account of principal and interest on each Loan. The failure by the Lender to make an entry on its books shall not limit or otherwise affect the obligations of the undersigned or any endorser or guarantor of this Note to repay the Loans to the Lender.

     2. Payment. All payments of principal and interest shall be due on or after
        -------
November 2, 2002 upon 90 days written demand (the "Maturity Date"), or such earlier date as principal and accrued interest is made due and payable pursuant to the terms hereof.

     3. Security. This Note shall be secured by a deed of trust of even date
        --------
herewith made by the Trustees of the Coleman Family Trust under instrument dated July 12, 1995, as grantor, to the Public Trustee of Pitkin County, as trustee for the Lender, as beneficiary (the "Deed of Trust"), encumbering certain real property located in Aspen, Colorado, described on Exhibit A attached hereto (the "Property") and such additional collateral, if any, and in accordance with
Section 7(b) of this Note, that the Lender shall request to fully secure the obligations hereunder and as specified herein (the "Additional Collateral").

     4. Maturity Event. Upon the earlier to occur of the Maturity Date or a
        --------------
Maturity Event (as hereinafter defined), the entire outstanding principal amount of this Note plus accrued but unpaid interest hereon, if any, and any other sums due hereunder, shall become immediately due and payable upon notice by Lender in the case of a Maturity Event (as defined below) under clauses (a) through (c) or
(e) through (g) of this Section 4 and shall be immediately due and payable without further demand or notice to the Borrowers in the case of the Maturity Date or a Maturity Event under clause (d) of this Section 4. To the extent permitted by law, each of the following events shall be a "Maturity Event" under this Note and the Deed of Trust:

        (a) Ninety (90) days shall pass after the date of termination or cessation of the Employee's employment with Lender for any reason (other than as set forth in Section 4(f) below);

        (b) There shall occur any default in the performance of any obligation of the Employee, the Borrower or the grantor of the Deed of Trust (i) contained in this Note, Deed of Trust, any other deed of trust or mortgage encumbering the Property or the Additional Collateral, if any, or any other deed of trust, security agreement or other agreement (including any amendment, modification or extension thereof) which may hereafter be executed by the Borrowers for the purpose of securing this Note, or (ii) with respect to any indebtedness in excess of ten million dollars ($10,000,000);

        (c) The Employee, the Borrower or the grantor of the Deed of Trust, without the prior written consent of the Lender, shall sell, convey, encumber, grant any lien upon or otherwise alienate the Property or the Additional Collateral, if any, or any part thereof, or any interest therein, or shall be divested of his or her title or any interest therein in any manner or way, whether voluntarily or involuntarily;

        (d) Either the Employee or the Borrower shall (i) admit in writing his or her inability to pay the Borrowers' debts as they become due, (ii) make a general assignment for the benefit of creditors, (iii) file a voluntary petition in bankruptcy, effect a plan or other arrangement with creditors, liquidate assets under arrangement with creditors, or liquidate his or her assets under court supervision, (iv) have an involuntary petition in bankruptcy filed against him or her that is not discharged within sixty (60) days after such petition is filed, (v) apply for or permit the appointment of a receiver or trustee or custodian for any of his or her property or assets which shall not have been discharged within sixty (60) days after the date of appointment, or (vi) have a judgment rendered against him or her by a court of competent jurisdiction for an amount in excess of ten million dollars ($10,000,000) which remains unpaid or unstayed for 30 days;

        (e) Any representation or warranty of, the Employee, the Borrower or the grantor of the Deed of Trust contained herein or in the Deed of Trust, or any statement or instrument executed in connection with this Note shall prove to have been false or misleading in any material respect;

        (f) One Hundred Eighty (180) days shall pass after the Employee's death or the date of cessation or termination of the Employee's employment with Lender due to permanent disability; or

        (g) The grantor of the Deed of Trust shall fail to execute, acknowledge and deliver the Deed of Trust or any other transfer declarations, indemnities (including a mechanics' lien indemnification) or other document requested in connection with the grant of the Deed of Trust within thirty (30) days from the date hereof.

     5. Interest. Interest on the outstanding principal balance of this Note
        --------
shall accrue at the rate of six percent (6%) per annum. Upon the failure of the Borrowers to pay the outstanding principal balance when due according to the terms hereof, interest on the outstanding principal balance shall thereafter accrue at the rate of ten percent (10%) per annum, or if lower, the highest rate permitted by applicable law. Interest shall be calculated on the basis of a three hundred sixty (360) day year consisting of twelve (12) 30-day months, and shall compound annually.

     6. Borrower's Representations. The Borrowers hereby make the following
        --------------------------
representations and warranties to the Lender and acknowledge that the Lender is relying on such representations in making the Loans:

        (a) The grantor of the Deed of Trust has good and marketable title to the Property;

        (b) The consent of no person or entity other than the grantor of the Deed of Trust is required to grant the security interest in the Property to the Lender evidenced by the Deed of Trust;

        (c) There are no material actions, proceedings, claims or disputes pending or, to the Borrowers' knowledge, threatened against or affecting the Borrowers or the Property; and

        (d) The Property does not have any mortgages, deeds of trust or mechanics', materialmen's or other liens of any kind affecting them as of the date of this Note.

     7. Borrowers' Additional Obligations.
        ---------------------------------

        (a) The Borrowers shall promptly take or cause the grantor of the Deed of Trust to take any and all further actions that may from time to time be required to ensure that the Deed of Trust creates a valid first priority lien on the Property and, if applicable, that the Lender has a valid first priority lien on any Additional Collateral. In connection with the foregoing, the Borrowers agree to execute and deliver any documentation requested by Lender in order to grant a first priority lien in the Additional Collateral, if any. If it should be hereafter determined that there are defects against title or matters which could result in defects against title to the Property, or that the consent of another person or entity is required to grant to and perfect in Lender a valid first-priority lien on the Property, the Borrowers shall promptly take or cause the grantor of the Deed of Trust to take all action necessary to remove such defects and to obtain such consent and grant (or cause to be granted) and perfect such lien on the Property. The Borrowers shall also promptly take or cause the grantor of the Deed of Trust to take all actions as may be required by the title company insuring the Lender's interest in the Property to issue a title insurance policy (including endorsements) in the form required by the Lender, including, without limitation, mechanics' lien indemnities.

        (b) The Borrowers hereby covenant to grant to the Lender and perfect any additional security interest the Lender may deem necessary to secure the obligations hereunder including, without limitation, with respect to the Additional Collateral, should the appraisal of the Property ordered by the Lender from Aspen Real Estate Appraisers conclude that the fair market value of the Property is less than Twenty-Five Million Dollars ($25,000,000).

     8. Due on Sale. The Deed of Trust provides, among other things, as follows:
        -----------
     "If all or any part of the Property or any interest in the Property is sold or transferred (or if Borrower is not a natural person, and a beneficial interest in Borrower is sold or transferred) without Lender's prior written consent, Lender may require immediate payment in full of all sums secured by this Security Instrument."

     9. Attorneys' Fees. If this Note is not paid when due, the Borrowers shall
        ---------------
pay all costs of collection, including reasonable attorneys' fees, incurred by the Lender on account of such collection, whether or not suit is filed hereon.

     10. Waiver. The waiver by the Lender of any breach of or default under any
         ------
term, covenant or condition contained herein or in any other agreement referred to above shall not be deemed to be a waiver of any subsequent breach of or default under the same or any other such term, covenant or condition.

     11. No Usury. Anything in this Note to the contrary notwithstanding, it is
         --------
expressly stipulated and agreed that the intent of the Borrowers and the Lender is to comply at all times with all usury and other laws relating to this Note. To the extent applicable, if any applicable laws would now or hereafter render usurious, or are revised, repealed or judicially interpreted so as to render usurious, any amount called for under this Note, or contracted for, charged or received with respect to the loan evidenced by this Note, or if any prepayment by the Borrowers result in the Borrowers having paid any interest in excess of that permitted by law, then it is the Borrowers' and the Lender's express intent that all excess amounts theretofore collected by the Lender be credited to the principal balance of this Note (or, if this Note has been paid in full, refunded to the Borrowers), and the provisions of this Note immediately be deemed reformed and the amounts therefor collectible hereunder reduced, without the necessity of execution of any new document, so as to comply with the then applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder.

     12. Prepayment. The Borrowers may prepay all or any portion of this Note at
         ----------
any time prior to the occurrence of a Maturity Event, without premium or penalty.

     13. General Provisions. This Note shall be governed by and construed in
         ------------------
accordance with the laws of the State of Colorado. The Borrowers hereby waive presentment for payment, protest and demand, notice of protest, demand and dishonor and nonpayment of this Note, and consent that the Lender may extend the time for payment or otherwise modify the terms of payment or any part of the whole of the debt evidenced by this Note, at the request of any person liable hereon, and such consent shall not otherwise alter nor diminish the liability of any person. The Borrowers hereby waive the defense of the statute of limitations in any action on this Note to the extent permitted by law. Any action to enforce this Note against the Borrowers may be brought in any state or federal court of competent jurisdiction located in the States of Colorado or California, or with regard to the Additional Collateral, may also be brought wherever the Additional Collateral is located. THE BORROWERS HEREBY CONSENT TO PERSONAL JURISDICTION IN ANY STATE OR FEDERAL COURT LOCATED IN EITHER CALIFORNIA OR COLORADO AND, WAIVE ANY OBJECTION TO JURISDICTION OR VENUE IN, AND AGREE NOT TO ASSERT ANY DEFENSE BASED ON LACK OF JURISDICTION OR VENUE IN THE AFORESAID COURTS. THE BORROWERS AND THE LENDER EACH WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THE NOTE, THE DEED OF TRUST OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN.

     14. Acknowledgements.
         ----------------

        (a) The Employee understands and acknowledges that this Note does not modify the Employee's at-will status as an employee of the Lender and does not constitute an employment agreement or a promise by the Lender to continue the Employee's employment. Either the Lender or the Employee may terminate such employment relationship at any time, with or without cause; and

        (b) The Borrowers hereby acknowledge that the Lender has made no representation or warranty to the Borrowers concerning the income tax consequences of the loan to the Borrowers and the Borrowers shall be solely responsible for ascertaining and bearing such tax consequences.


             [The remainder of this page intentionally left blank.]

     15. THIS NOTE, THE DEED OF TRUST, AND ALL RELATED DOCUMENTATION ARE EXECUTED VOLUNTARILY AND WITHOUT ANY DURESS OR UNDUE INFLUENCE ON THE PART OF OR ON BEHALF OF THE PARTIES HERETO, WITH THE FULL INTENT OF CREATING THE OBLIGATIONS AND SECURITY INTEREST DESCRIBED HEREIN AND THEREIN. THE BORROWERS ACKNOWLEDGE THAT: (a) HE AND SHE HAVE READ SUCH DOCUMENTATION; (b) HE AND SHE HAVE BEEN REPRESENTED IN THE PREPARATION, NEGOTIATION AND EXECUTION OF SUCH DOCUMENTATION BY LEGAL COUNSEL OF HIS OWN CHOICE OR THAT HE HAS VOLUNTARILY DECLINED TO SEEK SUCH COUNSEL; (c) HE AND SHE UNDERSTAND THE TERMS AND CONSEQUENCES OF THIS NOTE, THE DEED OF TRUST AND ALL RELATED DOCUMENTATION AND THE OBLIGATIONS THEY CREATE; AND (d) HE AND SHE ARE FULLY AWARE OF THE LEGAL AND BINDING EFFECT OF THIS NOTE, THE DEED OF TRUST AND THE OTHER DOCUMENTS CONTEMPLATED BY THIS NOTE.

                                           BORROWERS:



                                           _____________________________________
                                           William T. Coleman, III


                                           _____________________________________
                                           Claudia L. Coleman


AGREED:



_______________________________
By:  BEA Systems, Inc.
Name:
Title:

                                    EXHIBIT A
                                    ---------
                                    Property

     That certain real property situated in Pitkin County, Colorado, described as follows: Lot 10, Calderwood Subdivision, according to the Plat thereof recorded in Ditch Book 2A at Page 254.